                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): September 15, 1998


                      PROFFITT'S CREDIT CARD MASTER TRUST
                      -----------------------------------
              (Exact Name of Registrant as Specified in Charter)



Not Applicable              333-28811-01               Not Applicable
--------------              ------------               --------------
(State or Other             (Commission                (IRS Employer
Jurisdiction of             File Number)               Identification No.)
Incorporation)

                  P.O. Box 20080, Jackson, Mississippi  39289
             ----------------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)

                                (601) 968-4400
                     -------------------------------------
             (Registrant's Telephone Number, including Area Code)

ITEM 5.   OTHER EVENTS.
------    ------------

     Proffitt's, Inc., as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of August 1998, to the Series 1997-2 Certificateholders on September 15, 1998.

     Proffitt's, Inc., as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of August 1998, to the Series 1998-1 Certificateholders on September 15, 1998.

     Proffitt's, Inc., as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of August 1998, to the Series 1998-2 Certificateholders on September 15, 1998.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.
------    -------------------------------------------------------------------

     (c)    Exhibits.

            The following exhibits are filed herewith:

     Exhibit No.         Description
     -----------         -----------

     99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of August 1998

     99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of August 1998

     99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of August 1998

                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                PROFFITT'S, INC., AS SERVICER UNDER THE
                                PROFFITT'S CREDIT CARD MASTER TRUST
                                (REGISTRANT)



                                  /s/ Douglas E. Coltharp
                                --------------------------
                                Douglas E. Coltharp
                                Executive Vice President and
                                Chief Financial Officer



Date:  September 15, 1998

                               INDEX TO EXHIBITS
                               -----------------


  Exhibit
  -------

    99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of August 1998

    99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of August 1998

    99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of August 1998